UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

             ___________________________________

                          FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):

                       March 20, 2007


	        HARRIS & HARRIS GROUP, INC.
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     (Exact name of registrant as specified in its charter)



	New York	         0-11576	            13-3119827
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(State or other jurisdiction  (Commission File       (I.R.S. Employer
of incorporation)		  Number)          Identification No.)



                    111 West 57th Street
	          New York, New York  10019
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     (Address of principal executive offices and zip code)


  Registrant's telephone number, including area code: (212) 582-0900
						      ---------------



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Item 5.02  Departure of Directors or Principal Officers;
	   Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On March 20, 2007, Mark A. Parsells informed the Company that he will not be standing for re-election at the 2007
Annual Meeting of Shareholders on May 3, 2007.  Mr.
Parsells has been a Director since November 2003, and currently sits on the Executive, Nominating, Valuation and Independent Directors' Committee.



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			SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	March 21, 2007		HARRIS & HARRIS GROUP, INC.



				By: /s/ Charles E. Harris
				    ------------------------
				    Charles E. Harris
				    Chief Executive Officer


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